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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To UGI Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into this Company's previously filed S-8 Registration Statement Nos. 33-47319, 33-61722, 333-22305, 333-37093, 333-49080 and Form S-3 Registration Statement Nos. 33-78776 and 333-42296.



Arthur Andersen LLP
Philadelphia, Pennsylvania
December 21, 2001